YieldMax Dorsey Wright Featured 5 Income ETF
Schedule of Investments
April 30, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 98.5%(a)	Shares	Value
YieldMax AAPL Option Income Strategy ETF	179,565	$2,558,801
YieldMax Bitcoin Option Income Strategy ETF	268,800	2,846,592
YieldMax JPM Option Income Strategy ETF	159,241	2,484,159
Yieldmax META Option Income Strategy ETF	154,679	2,239,752
YieldMax NFLX Option Income Strategy ETF	156,047	2,933,684
TOTAL EXCHANGE TRADED FUNDS (Cost $14,530,919)		13,062,988

SHORT-TERM INVESTMENTS - 1.5%
Money Market Funds - 1.5%
First American Government Obligations Fund - Class X, 4.25% (b)	196,551	196,551
TOTAL SHORT-TERM INVESTMENTS (Cost $196,551)		196,551

TOTAL INVESTMENTS - 100.0% (Cost $14,727,470)		13,259,539
Liabilities in Excess of Other Assets - (0.0)% (c)		(2,251)
TOTAL NET ASSETS - 100.0%		$13,257,288
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	Affiliated security as defined by the Investment Company Act of 1940.
(b)	The rate shown represents the 7-day annualized effective yield as of April 30, 2025.
(c)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of April 30, 2025 (Unaudited)

YieldMax Dorsey Wright Featured 5 Income ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$13,062,988	$–	$–	$13,062,988
Money Market Funds	196,551	–	–	196,551
Total Investments	$13,259,539	$–	$–	$13,259,539

Refer to the Schedule of Investments for further disaggregation of investment categories.